EXHIBIT 99.2
                                                                    ------------

                     PRIVATE EQUITY LINE OF CREDIT AGREEMENT

                                  BY AND AMONG

                                CERTAIN INVESTORS

                                       AND

                        IMAGING TECHNOLOGIES CORPORATION
                        --------------------------------



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                            DATED AS OF JULY 5, 2000

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


          This PRIVATE EQUITY LINE OF CREDIT AGREEMENT is entered into as of the 5th day of July, 2000 (this "Agreement"), by and between the various investors identified on Schedule A hereto (each an "Investor" or "Investors"), and Imaging Technologies Corporation., a corporation organized and existing under the laws of the State of Delaware (the "Company").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to each Investor and each Investor shall purchase (i) from time to time as provided herein, its Proportionate Share of up to $36,000,000 of the Common Stock (as defined below), and (ii) warrants for its Proportionate Share (as defined below) of up to 2,000,000 shares of Common Stock; and

         WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended and the regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Section 1.1 "Affiliates" shall have the meaning assigned to such term in Section 3.4 hereof.

         Section 1.2 "Bid Price" shall mean the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market.

         Section 1.3 "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

         Section 1.4 "Commitment Amount" shall mean the $36,000,000 up to which the Investors have agreed to provide to the Company in order to purchase Put Shares pursuant to the terms and conditions of this Agreement.

         Section 1.5 "Commitment Period" shall mean the period commencing on the Effective Date and expiring on the earliest to occur of (x) the date on which the Investors shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of $36,000,000, or (y) the date occurring two (2) years from the date of commencement of the Commitment Period.

         Section 1.6 "Common Stock" shall mean the Company's common stock, $.005 par value per share.

         Section 1.7 "Common Stock Equivalents" shall mean any securities that are convertible into or exchangeable for Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities.

         Section 1.8 "Condition Satisfaction Date" shall have the meaning assigned to such term in Section 7.2 hereof.

         Section 1.9 "Control Persons" shall have the meaning assigned to such term in Section 12.2 hereof..

         Section 1.10 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of expert witnesses and investigation).

         Section 1.11 "EDGAR" shall mean the SEC's electronic data gathering and retrieval system.

         Section 1.12 "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering resale of the Registrable Securities as set forth in Section 7.2(a).

         Section 1.13 "Escrow Agent" shall mean Parker Chapin LLP.

         Section 1.14 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder.

         Section 1.15 "Floor Price" shall mean twenty-five cents ($0.25) per share.

         Section 1.16 "Investment Amount" shall mean the dollar amount (within the range specified in Section 2.2) to be invested by the Investor to purchase Put Shares with respect to any Put Purchase Notice delivered by the Company to the Investor in accordance with Section 2.2 hereof.

         Section 1.17 "Legend"  shall have the meaning  assigned to such term in
Section 9.1 hereof.

         Section 1.18 "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement.

         Section 1.19 "Market Price" shall mean for the purpose of calculating the Purchase Price of the Put Shares, the average of the three (3) lowest Bid Prices of the Common Stock over the Valuation Period.

         Section 1.20 "Maximum Put Amount" shall mean the amounts set forth in the following table:

----------------- ------------------ ------------------ ------------------- ------------------ ------------------
Bid               Average Daily      Average Daily      Average Daily       Average Daily      Average Daily
Price             Trading Volume     Trading Volume     Trading Volume of   Trading Volume     Trading Volume
                  of up to 75,000    of 75,001-150,000  150,001-250,000     of 250,001-        of 400,001 and
                                                                            400,000            above
----------------- ------------------ ------------------ ------------------- ------------------ ------------------
0.25-0.49         $200,000           $300,000           $500,000            $650,000           $750,000
----------------- ------------------ ------------------ ------------------- ------------------ ------------------
0.50-0.74         $300,000           $500,000           $650,000            $750,000           $1,000,000
----------------- ------------------ ------------------ ------------------- ------------------ ------------------
0.75-0.99         $350,000           $550,000           $600,000            $800,000           $1,250,000
----------------- ------------------ ------------------ ------------------- ------------------ ------------------


----------------- ------------------ ------------------ ------------------- ------------------ ------------------
1.00-1.24         $400,000           $600,000           $750,000            $850,000           $1,500,000
----------------- ------------------ ------------------ ------------------- ------------------ ------------------
1.25-1.49         $500,000           $675,000           $800,000            $925,000           $1,750,000
----------------- ------------------ ------------------ ------------------- ------------------ ------------------
1.50-1.99         $600,000           $750,000           $850,000            $1,000,000         $2,000,000
----------------- ------------------ ------------------ ------------------- ------------------ ------------------
2.00-2.24         $675,000           $825,000           $925,000            $1,000,000         $2,250,000
----------------- ------------------ ------------------ ------------------- ------------------ ------------------
2.25-2.49         $700,000           $850,000           $950,000            $1,000,000         $2,500,000
----------------- ------------------ ------------------ ------------------- ------------------ ------------------
2.50-3.50         $750,000           $900,000           $1,000,000          $1,000,000         $2,750,000
----------------- ------------------ ------------------ ------------------- ------------------ ------------------
Above 3.50        $800,000           $1,000,000         $1,250,000          $1,500,000         $3,000,000
----------------- ------------------ ------------------ ------------------- ------------------ ------------------

"Average Daily Trading Volume" shall mean the average daily volume of shares of Common Stock traded during the preceding thirty (30) Trading Days. The Maximum Put Amount represents the aggregate of all Proportionate Shares of all Investors.

         Section 1.21 "NASD" shall mean the National Association of Securities Dealers, Inc.

         Section 1.22 "Outstanding" when used with reference to Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

         Section 1.23 "Person" shall mean an individual, a corporation, a partnership, an association, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         Section 1.24 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq Small-Cap Market, the NASD OTC Bulletin Board, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         Section 1.25 "Proportionate Share" shall mean the proportion of the Commitment Amount agreed to be purchased by each Investor as set forth on Schedule A.

         Section 1.26 "Purchase Price" as used in this Agreement shall mean ninety percent (90%) of the Market Price on the Put Date, but such Purchase Price shall be, increased to ninety-two percent (92%) of the Market Price if such Market Price is above $1.00 per share on the Put Date for such Put, or increased to ninety-three percent (93%) of the Market Price if such Market Price is above $1.50 per share. The foregoing percentages are the "Purchase Price Percentages."

         Section 1.27 "Put" shall mean each occasion the Company elects to draw down a portion from the equity line by exercising its right to tender a Put Purchase Notice requiring the Investor to purchase a discretionary amount of the Company's Common Stock, subject to the terms of this Agreement which tender must be given to each Investor for such Investor's Proportionate Share.

         Section 1.28 "Put Closing" shall mean one of the closings of a purchase and sale of the Put Shares pursuant to Section 2.3.

         Section 1.29 "Put Closing Date" shall mean, with respect to a Put Closing the fourth Trading Day following the Put Date related to such Put Closing, provided all conditions to such Put Closing have been satisfied on or before such Trading Day.

         Section 1.30 "Put Purchase Notice" shall mean a written notice to the Investor setting forth the Investment Amount that the Company intends to sell to the Investor, as such form is attached hereto as Exhibit A.

         Section 1.31 "Put Shares" shall mean all shares of Common Stock issued or issuable pursuant to a Put that has occurred or may occur in accordance with the terms and conditions of this Agreement.

         Section 1.32 "Registrable Securities" shall mean the Put Shares and the Warrant Shares until the Registration Statement has been declared effective by the SEC and all Put Shares and Warrant Shares have been disposed of pursuant to the Registration Statement.

         Section 1.33 "Registration Statement" shall mean a registration statement on Form [S-1] (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor and Placement Agent of the Registrable Securities under the Securities Act.

         Section 1.34 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.35 "SEC" shall mean the Securities and Exchange Commission.

         Section 1.36 "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.37 "Securities Act" shall have the definition ascribed to it in the recitals of this Agreement.

         Section 1.38 "SEC Documents" shall mean, to the extent applicable, the Company's latest Form 10-K as of the time in question, all Forms 10-Q and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement.

         Section 1.39 "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

         Section 1.40 "Trading Cushion" shall mean the mandatory minimum fifteen
(15) Trading Days between Put Dates.

         Section 1.41 "Trading Day" shall mean any day during which the Principal Market shall be open for business.

         Section 1.42 "Valuation Event" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

                           (a) subdivides or combines its Common Stock;

                           (b) pays a dividend in its Capital Stock or makes any
                  other distribution of its Capital Shares;

                           (c) issues any additional Capital Shares ("Additional
                  Capital Shares"), otherwise than as provided in the foregoing Subsections (a) and (b) above, at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration;

                           (d) issues any  warrants,  options or other rights to
                  subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance;

                           (e) issues any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

                           (f) makes a  distribution  of its assets or evidences
                  of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e); or

                           (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Subsections (a) through (f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a materially adverse effect upon the rights of the Investor at the time of a Put.

         Section 1.43 "Valuation Period" shall mean the period of five (5) Trading Days during which the Purchase Price of the Common Stock is determined with respect to the Put Date, which period shall begin two (2) Trading Days prior to the Put Date and ending two (2) Trading Days following the Put Date.

         Section 1.44 "Warrants" shall mean the common stock purchase warrants of the Company described in Section 13.2, a form of which is annexed hereto as Exhibit E.

         Section 1.45 "Warrant Shares" shall mean the Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II

                        PURCHASE AND SALE OF COMMON STOCK

         Section 2.1 Investments/Puts. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Put Date the Company may exercise a Put by the delivery of a Put Purchase Notice. The number of Put Shares that the Investor shall receive pursuant to such Put shall be determined by dividing the relevant portions of the Investment Amount specified in the Put Purchase Notice by the Purchase Price determined during the Valuation Period.

         Section 2.2       Mechanics.
                           ---------

                           (a) Put  Purchase  Notice.  At any  time  during  the
Commitment Period, the Company may deliver a Put Purchase Notice, in substantially the form and substance of Exhibit A, to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the Investment Amount for each Put as designated by the Company in the applicable Put Purchase Notices shall be neither less than $200,000 in the aggregate to all Investors nor more than $3,000,000 as evidenced in the Maximum Put Amount table.

                           (b) Date of Delivery of Put  Purchase  Notice.  A Put
Purchase Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day. No Put Purchase Notice may be deemed delivered, on a day that is not a Trading Day.

                           (c)   Determination  of  Put  Shares  Issuable.   The
Purchase Price shall be based on the Purchase Price Percentage of the Market Price during the Valuation Period. The number of Put Shares to be purchased by each Investor with respect to such Investor's Proportionate Share shall be settled on the Put Closing Date.

                           (d) Floor Price  Limitation.  If the Market  Price is
less than the Floor Price, the Company shall not sell and the Investor shall not purchase the Put Shares otherwise to be purchased for such Put Date.

         Section 2.3 Put Closings. On each Put Closing Date for a Put (i) the Company shall deliver in the form required pursuant to Article IX hereof to the Investor or to escrow one or more certificates, at the Investor's option, representing the Put Shares to be purchased by the Investor pursuant to Section
2.1 herein, or if deliverable without legend pursuant to Article IX and if DTC eligible, deliver the Put Shares electronically after the Put Date and on or prior to the Put Closing Date, registered in the name of the Investor or, at the Investor's option, deposit such certificate(s) into such account or accounts previously designated by the Investor and (ii) the Investor shall deliver to escrow the Investment Amount specified in the Put Purchase Notice by wire transfer of immediately available funds on or before the Put Closing Date. In addition, on or prior to the Put Closing Date, each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

Payment of funds to the Company and delivery of the certificates to the Investor shall occur out of escrow in accordance with the escrow agreement referred to in
Section 7.2(p) following (x) the Company's deposit into escrow of the certificates representing the Put Shares and (y) the Investor's deposit into escrow of the Investment Amount; provided, however, that to the extent the Company has not paid the fees, expenses and disbursements of the Investor's counsel in accordance with Section 13.1, the amount of such fees, expenses and disbursements shall be paid in immediately available funds drawn out of the deposited funds, at the direction of the Investor, to Investor's counsel with no reduction in the number of Put Shares issuable to the Investor on such Put Closing Date.

         Section 2.4 Purchase and Sale of Warrants. Under the terms of this Agreement, the Company shall issue to the Investor Warrants to purchase its Proportionate Share of up to 2,000,000 shares of Common Stock. Each Warrant shall be exercisable for a period of three (3) years commencing six (6) months from the Subscription Date and shall have an exercise price equal to 120% of the Market Price as of the Subscription Date.

         Section 2.5 Liquidated Damages. In the event the Put Shares are not timely delivered by the Company on a Put Closing Date or the Company fails to deliver to the Investor unlegended shares of Common Stock within three (3) Trading Days of the Investor's request to remove the legend , the Company will pay the Investor, as liquidated damages for such failure to deliver and not as a penalty, one percent (1%) of the applicable Investment Amount for each seven (7) day period, or part thereof following such failure, in cash, until such Put Shares or unlegended shares have been delivered. The Escrow Agent shall be directed to pay such liquidated damages to the Investor out of the Investment Amount delivered by the Investor to the Escrow Agent. If no funds remain in Escrow, the Company will be liable for the liquidated damages which shall be payable on demand.

         Section 2.6 Termination of Investment Obligation. The obligation of the Investor to purchase shares of Common Stock shall terminate permanently (including with respect to a Put Closing Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for a consecutive ten day calendar period or for an aggregate of thirty (30) Trading Days during the Commitment Period, for any reason, or (ii) the Company shall at any time fail to comply with the requirements of Section 6.2, 6.3, 6.4, 6.5 or 6.6.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

         Each Investor represents and warrants to the Company that:

         Section 3.1 Intent. The Investor is entering into this Agreement for its own account and not with a view to the distribution of the Common Stock, and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

         Section 3.2 Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

         Section 3.3 Authority. This Agreement has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         Section 3.4 Not an Affiliate. The Investor is not an officer, director or to Investor's good faith belief, an "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

         Section 3.5 Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated hereby, and compliance with the requirements hereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, or, to the Investor's knowledge, (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound, (b) conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party, or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

         Section 3.6 Disclosure; Access to Information. The Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has had access to copies of any such reports that have been requested by it.

         Section 3.7 Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Investor, except as may be set forth in the Disclosure Schedule delivered in connection herewith, that:

         Section 4.1 Organization of the Company. The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

         Section 4.2 Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement to issue the Put Shares; (ii) the execution, issuance and delivery of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (iii) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         Section 4.3 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 200,000,000 shares of Common Stock, of which 99,572,047 shares are issued and outstanding and 100,000 shares of preferred stock, of which 420.5 shares are issued and outstanding. Except as set forth in Schedule 4.3, there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

         Section 4.4 Common Stock. As of the commencement of the Commitment Period, the Company will have registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and be in full compliance with all reporting requirements of the Exchange Act, if any, and the Company will have maintained all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is then listed or quoted on the Principal Market. As of the date hereof, the Common Stock is quoted on the OTC Bulletin Board.

         Section 4.5 Financial Statements. The Company has delivered or made available to the Investor true and complete copies of unaudited financial statements (without footnotes) as of and for the period ending March 31, 2000 ("Financial Statements"). The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. The Financial Statements fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations for the periods then ended, subject to normal year-end audit adjustments.

         Section 4.6 Valid Issuances. Assuming the accuracy of the representations and warranties contained in Sections 3.1, 3.2 and 3.7 hereof both at the date hereof and at the time of sale and issuance, the sale and issuance of the Put Shares will be exempt from registration under the Securities Act in reliance upon Section 4(2) thereof and/or Regulation D thereto and when issued, the Put Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Put Shares pursuant to, nor the Company's performance of its obligations under this Agreement will (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Put Shares or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company. The Put Shares shall not subject the Investor to personal liability by reason of the possession thereof.

         Section 4.7 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Put Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

         Section 4.8 Corporate Documents. The Company has furnished or made available to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

         Section 4.9 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of Common Stock do not and will not (i) result in a violation of the Company's Certificate or By-Laws or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided that, for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (iii), no such representations and warranties are being made insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of the Investor under or pursuant to any such foreign law, rule or regulation. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either individually or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Put Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on any Principal Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

         Section 4.10 No Material Adverse Change. Since the date of the Financial Statements described in Section 4.5, no Material Adverse Effect has occurred or exists with respect to the Company.

         Section 4.11 No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, and are not disclosed to the Investor in the Financial Statements or otherwise in writing, other than those incurred in the ordinary course of the Company's businesses since the date of the Financial Statements and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

         Section 4.12 No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires as of the date hereof, public disclosure or announcement prior to the date hereof by the Company.

         Section 4.13 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

         Section 4.14 Litigation and Other Proceedings. Except as set forth in the Financial Statements described in Section 4.5, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which might have a Material Adverse Effect. Except as set forth on Schedule 4.14, no judgment, order, writ, injunction, decree or award has been issued by or, so far as is known by the Company, requested by any court, arbitrator or governmental agency which might result in a Material Adverse Effect.

         Section 4.15 No Misleading or Untrue Communication. The Company and any Person representing the Company, in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with same, which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

         Section 4.16. Non-Public Information. Neither the Company nor any of its officers of agents has disclosed any material non-public information about the Company to the Investor or the Placement Agent.

                                    ARTICLE V

                            COVENANTS OF THE INVESTOR

         Section 5.1 Compliance with Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed.

         Section 5.2 Selling Restrictions. The Investor has the right to sell shares of the Company's Common Stock equal in number to the number of the Shares to be purchased pursuant to this Agreement during the Commitment Period.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

         Section 6.1 Registration Rights. The Company shall cause a Registration Statement to be filed with respect to all Put Shares and Warrant Shares within forty-five (45) days of the Subscription

Date and shall use its best efforts to cause such Registration Statement to be declared effective within ninety (90) days but in no event later than one hundred-twenty (120) days of the Subscription Date and remain effective for a period of two (2) years.

         Section 6.2 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Put Shares.

         Section 6.3 Quoting or Listing of Common Stock. The Company shall maintain the quoting or listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) to list the Put Shares on the Principal Market. The Company further shall, if the Company applies to have the Common Stock traded on any other Principal Market, include in such application the Put Shares, and shall take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall take all action necessary to continue the quoting, listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

         Section 6.4 Exchange Act Registration. The Company shall cause its Common Stock to become and continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act. The Company will take all action to obtain a listing and continue the listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

         Section 6.5 Legends. The certificates evidencing the Common Stock to be sold by the Investor pursuant to Section 9.1 shall be free of legends, except as set forth in Article IX.

         Section 6.6 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

         Section 6.7 Additional SEC Documents. In the event that the SEC Documents furnished or submitted to the SEC by the Company are not available or accessible by the Investor(s) on EDGAR, the Company will deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all such SEC Documents.

         Section 6.8 Blackout Period. The Company will immediately notify the Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Purchase Notice during the continuation of any of the foregoing events or if the Company has knowledge that any of the foregoing events will occur within ten (10) days of such knowledge.

         Section 6.9  Expectations  Regarding Put Purchase  Notices.  Within ten
(10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company undertakes to notify the Investor as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Purchase Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Put Purchase Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

         Section 6.10 Disclosure of Material Information. In the event that any or all of the information set forth on Schedule 8.2(a) hereto becomes material, the Company shall make full and complete public disclosure in accordance with all applicable law.

         Section 6.11 Merger/Acquisition. In the event that the Company elects to deliver a Put Purchase Notice for the purpose of utilizing the funds to effect a merger of the Company with or into, or to acquire all or substantially all of the assets of, another corporation, or for payment of a one-time charge that the Company expects to incur for any reason ("Adjustment Event"), the Trading Cushion shall be decreased to a minimum of eight (8) Trading Days for a period of seven (7) consecutive weeks (the "Trading Cushion Adjustment"). The Company covenants and agrees to provide the Investor(s) twenty-one (21) calendar days advance notice of such Trading Cushion Adjustment and further agrees to lower the Purchase Price Percentage during such Adjustment Event by three percent (3%) per Put.

         Section 6.12 Other Financings. The Company may enter into other financing agreements during the Commitment Period (an "Other Financing"), provided that the Company gives notice of such Other Financing to the Investor. The Investor shall have the option (the "Purchase Option"), which option shall be exercised within five (5) calendar days of the date the Company gives such notice, to purchase up to the same number of shares of Common Stock issued or to be issued in the Other Financing at the price and on the terms of the Other Financing. If the Investor does not exercise its Purchase Option in writing before 5:00 p.m., eastern time, on such fifth (5th) calendar day following the Company's notice of such Other Financing, the Company shall have the right to close such Other Financing on the scheduled closing date with a third party; provided that all of the financial terms and conditions of such closing are the same as those provided to the Investor at the time of the Company's giving of such notice.

         Section 6.13. Issuance of Put Shares. The sale and issuance of the Put Shares shall be made in accordance with the provisions and requirements of applicable federal and state law.

                                   ARTICLE VII

                          CONDITIONS TO DELIVERY OF PUT

                 PURCHASE NOTICES AND CONDITIONS TO PUT CLOSING

         Section 7.1 Conditions Precedent to the Obligation of the Company to Issue and Sell Common Stock. The obligation hereunder of the Company to issue and sell the Put Shares to the Investor incident to each Put Closing is subject to the satisfaction, at or before each such Put Closing, of each of the conditions set forth below.

                           (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Put Closing as though made at each such time.

                           (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Put Closing.

         Section 7.2 Conditions Precedent to the Right of the Company to Deliver a Put Purchase Notice and the Obligation of the Investor to purchase Put Shares. The right of the Company to deliver a Put Purchase Notice and the obligation of the Investor hereunder to acquire and pay for the Put Shares incident to a Put Closing is subject to the satisfaction, (i) on the Put Date, (ii) for each day during the Valuation Period, and (iii) on the applicable Put Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

                           (a) Registration of the Common Stock with the SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities that shall have been declared effective by the SEC prior to the first Put Date, but in no event later than one hundred twenty (120) days after the Subscription Date.

                           (b) Effective Registration Statement. The Registration Statement shall have become effective on or prior to the Put Date and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so, and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist.

                           (c) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or the Investor.

                           (d) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date, including but not limited to the requirements for the Company and its transfer agent set forth in Sections 9.1 and 9.2 to deliver Common Stock without legends pursuant to the terms set forth in Sections 9.1 and 9.2, and Exhibit B hereto.

                           (e) No  Injunction.  No  statute,  rule,  regulation,
                  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly or materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement.

                           (f) Adverse Changes.  Since the date of filing of the
                  Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

                           (g) No  Suspension  of  Trading  In or  Delisting  of
                  Common  Stock.  The  trading  of the Common  Stock  (including without limitation the Put Shares) shall not have been suspended by the SEC, the Principal Market or the NASD and the Common Stock (including without limitation the Put Shares) shall have been approved for listing or quotation and shall have actually been listed or quoted on, and shall not have been delisted from the Principal Market, nor shall the Company have received any letter or notice of any suspension or delisting or warning of such suspension or delisting. The issuance of shares of Common Stock with respect to the applicable Put Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

                           (h) Legal Opinions.  The Company's  in-house  counsel
                  shall deliver to the Investor and Placement Agent upon execution of this Agreement an opinion in the form of Exhibit C hereto, reasonably satisfactory to the Investor and Placement Agent addressing, among other things, corporate matters and the exemption from registration under the Securities Act of the issuance of the Registrable Securities by the Company to the Investor and Placement Agent under this Agreement. The Company shall also have caused to be delivered to the Investor and Placement Agent, within five (5) Trading Days of the effective date of the Registration Statement and upon the delivery of a Put Purchase Notice, an updated opinion of the Company's in-house counsel addressed to the Investor and Placement Agent; provided, however, that in the event that such an opinion cannot be delivered by the Company's in-house counsel to the Investor, the Company shall promptly revise the Registration Statement and shall not deliver a Put Purchase Notice. If a Put Purchase Notice shall have been delivered in good faith without knowledge by the Company that an opinion of in-house counsel can not be delivered as required, at the option of the Investor, either the applicable Put Closing Date shall automatically be postponed for a period of up to five
                  (5) Trading Days until such an opinion is delivered to the Investor, or such Put Closing shall otherwise be canceled. Liquidated damages determined pursuant to Section 2.5 shall be calculated and payable on the Put Closing Date.

                           (i) Due Diligence. No dispute between the Company and
                  the Investor shall exist pursuant to Section 8.2(c) as to the adequacy of the disclosure contained in the Registration Statement.

                           (j) Ten Percent Limitation.  The number of Put Shares
                  to be purchased on each Put Closing Date and the number of Warrant Shares issuable upon any exercise of such Warrant by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning more than 9.99% of all of such Common Stock as would be outstanding on such Put Closing Date or such date of exercise of the Warrant, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 7.2(j), in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Put Closing Date than on the date upon which the Put Purchase Notice associated with such Put Closing Date is given, the amount of Common Stock outstanding on such Put Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Shares, would own more than 9.99% of the Common Stock following such Put Closing Date.

                           (k)  Cross  Default.  The  Company  shall  not  be in
                  default of a term, covenant, warranty or undertaking of any other agreement to which the Company and Investor are parties, nor shall there have occurred an event of default under any such other agreement, in each case which default would have a material adverse effect on the financial condition of the Company or the Company's ability to comply with its obligations to the Investor.

                           (l) Minimum Average Trading Volume. The average trading volume for the Common Stock over the previous thirty
                  (30) Trading Days equals or exceeds 75,000 shares per Trading Day.

                           (m) No Knowledge. The Company shall have no knowledge
                  of any  event  more  likely  than  not to have the  effect  of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the Valuation Period during which the Put Purchase Notice is deemed delivered).

                           (n) Trading  Cushion.  The Trading Cushion shall have
                  elapsed since the immediately preceding Put Date.

                           (o) Shareholder Vote. The issuance of shares of Common Stock with respect to the applicable Put Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

                           (p) Escrow  Agreement.  The parties hereto shall have
                  entered into a mutually acceptable escrow agreement for the Purchase Prices due hereunder, providing for reasonable interest on any funds deposited into the escrow account established under such agreement.

                           (q) Other. On each Condition  Satisfaction  Date, the
                  Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2. including, without limitation, a certificate in substantially the form and substance of Exhibit D hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Put Closing shall have been satisfied as at the date of each such certificate.

                                  ARTICLE VIII

         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

         Section 8.1 Due Diligence Review. The Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

         Section 8.2 Non-Disclosure of Non-Public Information.

                           (a) Except as set forth on  Schedule  8.2(a)  hereof,
the Company represents and warrants that the Company and its officers, directors, employees and agents have not disclosed any non-public information to the Investor or advisors to or representatives of the Investor. The Company covenants and agrees that it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, (including, without limitation, in connection with the giving of the Trading Cushion Adjustment pursuant to Section 6.11), unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

                           (b) The Company acknowledges and understands that the
Investor is entering into this Agreement at the request of the Company and in good faith reliance on (i) the Company's representation set forth in Section
4.16 that neither it nor its agents have disclosed to the Investor any material non-public information; and (ii) the Company's covenant set forth in Section
6.10 that if all or any portion of the information set forth on Schedule 8.2(a) becomes material, the Company shall timely make full and complete public disclosure of all or such portion of such information that shall have become material in accordance with all applicable law.

                           (c)  Nothing  herein  shall  require  the  Company to
disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX

                                     LEGENDS

         Section 9.1 Legends.  Unless otherwise provided below, each certificate
representing   Registrable  Securities  will  bear  the  following  legend  (the
"Legend"):

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE EQUITY LINE OF CREDIT AGREEMENT AMONG IMAGING TECHNOLOGIES CORPORATION AND CERTAIN INVESTORS DATED JULY 5, 2000. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES.

         Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit B hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided herein. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investor:

                  (a) at any time after the Effective Date, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective; (ii) the Investor confirms to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement; and

                  (b) at any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that (i) the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or (ii) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradeable securities. Any of the notices referred to above in this Section 9.1 may be sent by facsimile to the Company's transfer agent.

         Section 9.2 No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfers orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX.

         Section 9.3 Investor's Compliance. Nothing in this Article IX shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                    ARTICLE X

                               CHOICE OF LAW/VENUE

         Section 10.1 Choice of Law/Venue. This Agreement and the Warrants shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                                   ARTICLE XI

              ASSIGNMENT; ENTIRE AGREEMENT, AMENDMENT; TERMINATION

         Section 11.1 Assignment. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing,

(a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, and be binding upon, any transferee of any of the Common Stock purchased or acquired by the Investor hereunder with respect to the Common Stock held by such person unless such Common Stock is free from restrictions on further transfer of such Common Stock, and (b) the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) effective upon written notice to the Company. The Company shall have the right to require any assignee to execute a counterpart of this Agreement.

         Section 11.2  Termination.  This Agreement shall terminate  twenty-four
(24) months after the commencement of the Commitment Period; provided, however, that the provisions of Articles VI, VIII, IX, X, XI, and XII shall survive the termination of this Agreement.

         Section 11.3 Entire Agreement, Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto.

                                   ARTICLE XII

                            NOTICES; INDEMNIFICATION

         Section 12.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to Imaging Technologies Corporation:

         Imaging Technologies Corporation
         15175 Innovation Drive
         San Diego, CA 92128
         Telecopier: (858) 207-6505
         Attention: General Counsel

     If to the Investor:

         To the address and telecopier number set forth on Schedule A hereto.

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

         Section 12.2 Indemnification.

                           (a) The Company agrees to indemnify and hold harmless
the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or is controlled by the Investor (the "Control Person") from and against any Damages, joint or several, and any action in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement in any event as such Damages are incurred.

                           (b)  The  Investor   agrees  to  indemnify  and  hold
harmless the Company, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the Control Persons from and against any Damages, joint or several, and any action in respect thereof to which the Company, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Investor contained in this Agreement in an aggregate amount not to exceed one-quarter of each such Investor's Proportionate Share.

         Section 12.3 Method of Asserting Indemnification Claims. All claims for indemnification by any Indemnified Party (as defined below) under Section 12.2 will be asserted and resolved as follows:

                           (a) In the event any  claim or demand in  respect  of
which any person claiming indemnification under any provision of Section 12.2 (an "Indemnified Party") might seek indemnity under Section 12.2 is asserted against or sought to be collected from such Indemnified Party by a person other than the Company, the Investor or any affiliate of the Company or (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 12.2 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the

Indemnified Party under Section 12.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

                  1. If the  Indemnifying  Party notifies the Indemnified  Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 12.3(a), then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief which affects the Indemnified Party, other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party will not be indemnified in full pursuant to Section 12.2). The
Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause 1, file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause 1, and except as provided in the preceding sentence, the Indemnified Party will bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 12.2 with respect to such Third Party Claim.

                  2. If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 12.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause 2, if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause 3 below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause 2 or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause 2, and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

                  3. If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 12.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the Loss in the amount specified in the Claim Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.2 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 12.3.

                           (b) In the event any Indemnified  Party should have a
claim under Section 12.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 12.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.2 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 12.3.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         Section 13.1 Fees and Expenses. Each of the Company and the Investor agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the reasonable fees, expenses and disbursements of the Investor's counsel in an amount not less than $1,500 per Put Closing.

         Section 13.2 Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party except as described on Schedule 13.2 ("Placement Agent"). The Company agrees to pay to the Placement Agent a fee equal to two percent (2%) ("Placement Agent Fee") of the Investment Amount actually received by the Company, as set forth on
Schedule 13.2 hereto. Said sum shall be paid out of the escrow account established for deposit of Investment Amounts. A default by the Company of the Company's obligations to the Placement Agent shall be deemed a default under the Agreement and shall terminate the Investment Obligation. The Investment Obligation shall terminate if the Placement Agent does not receive the Placement Agent Fee on or before a Put Closing Date. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any other persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

         Section 13.3 Publicity. Except as required by applicable law, the Company shall not issue any press release or otherwise make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement without the prior consent of the Purchaser.

         Section 13.4 Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.

         Section 13.5 Entire Agreement. This Agreement with the Exhibits hereto set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

         Section 13.6 Survival; Severability. The representations, warranties, covenants and agreements of the parties hereto shall survive each Put Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

         Section 13.7 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         Section 13.8 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                      IMAGING TECHNOLOGIES CORPORATION


                                      By: /s/ Brian Bonar
                                          --------------------------------


                                      IMPANY INVESTMENT LIMITED


                                      By: /s/ Hans Gassner
                                          --------------------------------
                                           Hans Gassner
                                           Director


                                   SCHEDULE A

------------------------------------------------------------ ---------------------------------------------------------
INVESTOR                                                     PROPORTIONATE SHARE
------------------------------------------------------------ ---------------------------------------------------------
Impany Investment Limited                                    One hundred percent
Aeulestrasse 74, Postfach 86
9490 Vadus
Furstentum, Liechtenstein
Attn: Dr. Dr. Batliner
Fax no.: 011-41-75-236-0405
------------------------------------------------------------ ---------------------------------------------------------

                                  SCHEDULE 4.3
                                  ------------
                        OUTSTANDING OPTIONS AND WARRANTS

                                                                        SHARES

Warrants associated with Series D Convertible Preferred Stock          2,200,000
Warrants associated with Series E Convertible Preferred Stock          2,265,000
Incentive warrants for retention of key employees                      3,000,000
Employee warrant plan registered June, 2000                            4,500,000
General warrants                                                       6,000,000
1998 Employee Stock Option Plan                                           50,000
1988 Employee Stock Option Plan                                           20,000
1984 Employee Stock Option Plan                                           10,000

                                  SCHEDULE 4.14
                                  -------------
                                    JUDGMENTS

         During 1999 and 2000, various creditors of the Company, primarily trade creditors, have obtained judgments for the amount owed to them. The total of such judgments obtained by trade creditors is approximately $1,500,000 and the total of such judgments obtained by other creditors is approximately $750,000. Some of these creditors have recorded liens based upon these judgments. The first priority security interest held by Imperial Bank has prevented these creditors from attempting to levy on the assets of the Company to satisfy their judgments. The Company intends to use the funds provided by this Agreement, in part to settle these judgments.

                                    EXHIBIT A

                                     FORM OF
                               PUT PURCHASE NOTICE

                  Reference is made to the Private Equity Line of Credit Agreement dated as of July 5, 2000 (the "Agreement ") between Imaging Technologies Corporation, a Delaware corporation (the "Company") and ____________ Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement.

                  In accordance with and pursuant to Section 2.2 of the Agreement, the Company hereby issues this Put Purchase Notice to exercise a Put request for the Put Amount indicated below.

                  Put Amount:

                  Valuation Period start date:
                                              ----------------------------

                  Valuation Period end date:
                                              ----------------------------

                  Put Closing Date:
                                              ----------------------------

                  Floor Price:                 $0.25
                                              ----------------------------

Dated:
      ----------------
                                      --------------------------------


                                               By:______________________________
                                                  Name:
                                                  Title:

                                                  Address:
                                                  Facsimile No.:
                                                  Wire Instructions: ___________
                                                  Contact Name:  _______________

                                    EXHIBIT B

                         INSTRUCTIONS TO TRANSFER AGENT
                        IMAGING TECHNOLOGIES CORPORATION

                                                          ________________, 2000

[Name and address
of Transfer Agent]


Ladies & Gentlemen:

         Reference is made to that certain Private Equity Line of Credit Agreement (the "Agreement") by and among certain Investors (the "Investor") and Imaging Technologies Corporation (the "Company"). Pursuant and subject to the terms and conditions set forth in the Agreement the Investor has agreed to purchase from the Company and the Company has agreed to sell to the Investor from time to time during the term of the Agreement shares (the "Shares") of Common Stock of the Company, $0.005 par value (the "Common Stock") and certain warrants (the "Warrants") which shall be exercisable into shares of Common
Stock. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as "Warrant Shares." The Shares and Warrant Shares are collectively referred to herein as "Underlying Shares."

         This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent for the Company with respect to its Common Stock at such time) to issue Underlying Shares from time to time upon notice from the Company to issue such Underlying Shares. So long as you have previously received (w) a notice of effectiveness of the Company's outside counsel substantially in the form of Exhibit I attached hereto (which the Company shall direct be delivered to you by such outside counsel upon the effectiveness of the registration statement covering resales of Underlying Shares) stating that a registration statement covering resales of Underlying Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Underlying Shares may be issued (or reissued if they have been issued at a time when there was not such an effective registration statement) or resold without any restrictive legend (the "Notice of Effectiveness"), (x) a copy of such registration statement, (y) an appropriate representation that the resale prospectus contained in the registration statement has been delivered in compliance with applicable rules and regulations and (z) with respect to the issuance of replacement Warrant Shares, the certificates representing the originally issued Warrant Shares have been returned to you as transfer agent, then certificates representing Underlying Shares shall not bear any legend restricting transfer of Underlying Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if you have not previously received a copy of the Notice of Effectiveness, such registration statement and such representation or you have received a subsequent notice by the Company or its counsel of the suspension or termination of the effectiveness of the registration statement or the imposition of a Blackout Period as set forth in the Section 6.8 of the Agreement, then certificates representing Underlying Shares shall bear the following legend:

                  THESE   SECURITIES   REPRESENTED  BY  THIS   CERTIFICATE  (THE
                  "SECURITIES")  HAVE NOT BEEN  REGISTERED  UNDER

                  THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR IMAGING TECHNOLOGIES CORPORATION (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

and, provided, further, that the Company may, from time to time, notify you to place stop-transfer restrictions on the certificates for Underlying Shares in the event, but only in the event, a registration statement covering Underlying Shares is subject to amendment for events then current.

         Please be advised that the Investor has relied upon this instruction letter as an inducement to enter into the Agreement and, accordingly, the Investor, is a third party beneficiary to these instructions.

         Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at

----------------------.

                                                Very truly yours,

                                                IMAGING TECHNOLOGIES CORPORATION



                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

ACKNOWLEDGED AND AGREED:

[TRANSFER AGENT]


By: ________________________________
       Name: _______________________
       Title: ______________________
       Tel.: _______________________

                                                                       Exhibit I

                        [FORM OF NOTICE OF EFFECTIVENESS]


[Addressee]
[Address]



TO WHOM IT MAY CONCERN:

         We  are  counsel  to  Imaging  Technologies  Corporation,   a  Delaware
corporation (the "Company"), and we have represented the Company in connection with that certain Private Equity Line of Credit Agreement (the "Agreement") between the Company and the Investor named therein, pursuant to which the Company agreed to issue shares (the "Shares") of its common stock (the "Common Stock") from time to time during the term of the Agreement and warrants to purchase shares of the Common Stock (the "Warrant Shares"). Pursuant to the Agreement, the Company agreed to register the Common Stock and the Warrant Shares.

         In connection with the foregoing, we have been advised that the Registration Statement on Form ____ (File No. 333-______________) of the Company (the "Registration Statement"), a copy of which is enclosed, was declared effective at ____________M., eastern time, on ____________, 2000. Upon issuance of the Underlying Shares referred to in the Company's instruction letter attached, and provided that you have received a copy of the representation pursuant to item (z) in the second paragraph of such instruction letter, you are authorized to issue certificates for the Company's Common Stock without restrictive legends. We have no knowledge as of the date hereof, after telephonic inquiry of a member of the Securities and Exchange Commission's staff that any stop order suspending the effectiveness of the Registration Statement has been issued or that any proceedings for that purpose are pending before, or threatened by, the Securities and Exchange Commission and, accordingly, the Underlying Shares are available for resale under the Securities Act of 1933, as amended in the manner specified in, and pursuant to the terms of the Registration Statement.

                                                              Very truly yours,

                                    EXHIBIT C

                               OPINION OF COUNSEL

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

         2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Equity Line of Credit Agreement and to issue and sell the Common Stock, the Warrants and the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"). The execution, delivery and performance of the Equity Line of Credit Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. The Equity Line of Credit Agreement has been duly executed and delivered, and the Common Stock and the Warrants have been duly executed, issued and delivered by the Company and the Equity Line of Credit Agreement constitutes a legal, valid and binding obligations of the Company enforceable against the Company in accordance with its respective terms. The Common Stock is not subject to preemptive rights under the Company's certificate of incorporation or bylaws.

         3. The Common Stock and the Warrants have been duly authorized and the Common Stock, when delivered against payment in full as provided in the Equity Line of Credit Agreement, will be validly issued, fully paid and nonassessable. The Warrant Shares have been duly authorized and reserved for issuance, and, when delivered upon exercise or against payment in full as provided in the Warrants, will be validly issued, fully paid and nonassessable.

         4. The execution, delivery and performance of and compliance with the terms of the Equity Line of Credit Agreement and the consummation by the Company of the transactions contemplated thereby (i) do not violate any provision of the Company's certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases other than violations pursuant to clause (i) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

         5. There is no action, suit, claim, investigation or proceeding pending or threatened against the Company or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to our knowledge, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

         6. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Equity Line of Credit Agreement, or the offer, sale or issuance of the Common Stock and the Warrants or the consummation of any other transaction contemplated by the Equity Line of Credit Agreement (other than any filings which may be required to be made by the Company with the Commission, or the OTC Bulletin Board or an Alternate Market subsequent to the Closing, and, any registration statement which may be filed pursuant to the Equity Line of Credit Agreement).

         7. The offer, issuance and sale of the Common Stock and the Warrants pursuant to the Equity Line of Credit Agreement, and the issuance of the Warrant Shares to the Purchaser, pursuant to the Equity Line of Credit Agreement will be exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 4(2) thereunder.

         8. The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE
                        IMAGING TECHNOLOGIES CORPORATION.

         The undersigned, _______________, hereby certifies, with respect to shares of common stock of Imaging Technologies Corporation. (the "Company") issuable in connection with the Put Purchase Notice, dated (the "Notice"), delivered pursuant to Article II of the Private Equity Line of Credit Agreement, dated July 5, 2000, by and among the Company and certain Investors (the "Agreement"), as follows:

         1. The undersigned is the duly elected [Chairman and Chief Executive Officer] of the Company.

         2. The  representations  and  warranties  of the  Company  set forth in
Article IV of the Agreement are true and correct in all material respects as though made on and as of the date hereof.

         3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Put Closing Date related to the Notice and has complied in all material respects with all obligations and conditions contained in Article VI and Article VII of the Agreement.

         The undersigned has executed this Certificate this ____ day of ______, 2000.

                                        IMAGING TECHNOLOGIES CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT E

                                 FORM OF WARRANT